AMENDMENT NO. 1
                                 TO
        TRUST UNDER THE SOUTHWEST GEORGIA FINANCIAL CORPORATION
                     SUPPLEMENTAL RETIREMENT PLAN

THIS AMENDMENT made this 20th day of August, 1997 by and between SOUTHWEST GEORGIA FINANCIAL CORPORATION ("Company") and the TRUST DEPARTMENT OF SOUTHWEST GEORGIA BANK, as trustee ("Trustee");


                         W I T N E S S E T H:

WHEREAS, the Company established the Trust Under the Southwest Georgia Financial Corporation Supplemental Retirement Plan ("Trust"), effective December 21, 1994; and

WHEREAS, the Company now desires to amend the Trust as hereinafter provided and to provide for the adoption of the Trust by an affiliated employer; NOW, THEREFORE, for and in consideration of the premises and the mutual covenants set forth hereinafter, the parties agree as follows:


                                  1.

Section 5(a) of the Trust is hereby amended by deleting the present provision in its entirety and substituting the following in lieu thereof:

"The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan Participants, provided, that the Company may provide the Trustee with guidelines regarding investment of the Trust's assets and the Trustee may consider any deemed investment elections made by Participants pursuant to the Plan."


                                  2.

Southwest Georgia Bank ("Bank") hereby adopts the Trust for the benefit of its employees effective as of the date hereof and agrees to be bound by all of the terms and conditions of the Trust, as they may be amended from time to time. The Company consents to the Bank's adoption of the Trust.
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                                  3.

Except as hereby amended, the Trust shall remain in full force and effect. IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first above written.

                                     SOUTHWEST GEORGIA FINANCIAL
                                     CORPORATION

                                     By: /s/ John H. Clark
                                        Vice Chairman & CEO


                                     TRUST DEPARTMENT OF
                                     SOUTHWEST GEORGIA BANK

                                     By:  /s/ Frank E. Davis
                                          Senior Vice President
                                          & Trust Officer


                                     SOUTHWEST GEORGIA BANK

                                     By:  /s/ John H. Clark
                                          Vice Chairman & CEO